UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2013

ClearOne, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On or about November 19, 2013, ClearOne, Inc. sent a letter to its shareholders reminding them to vote their proxies for the upcoming annual meeting to be held on December 3, 2013, 9 a.m. local time, at ClearOne’s corporate offices located at 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116. A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	ClearOne, Inc. Vote Reminder Letter to Shareholders and Timeline

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: November 19, 2013	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	ClearOne, Inc. Vote Reminder Letter to Shareholders and Timeline